The Rockland Funds Trust


                            Supplement to Prospectus
                             Dated January 28, 2003

                 The Date of This Supplement is October 6, 2003


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This Supplement  amends the information  provided in the Sections titled,  "Fund
Fees and Expenses" on page 5 and "Redemption Fee" on page 10 of the Prospectus.

Effective October 15, 2003, The Rockland Small Cap Growth Fund, a series of The Rockland Funds Trust, will charge a 1.00% redemption fee on redemptions of Fund shares that are made within 180 days of acquisition through purchase.

The Fund will continue to charge a service fee (currently $15.00) for redemptions effected via wire transfer.

This redemption fee does not apply to redemptions from 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person plans) or Fund redemptions under the Fund's systematic withdrawal program.




               Please retain this Supplement with the Prospectus.